                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 7, 2003


                              THE GILLETTE COMPANY
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

             DELAWARE                        1-922               04-1366970
  (STATE OR OTHER JURISDICTION OF         (COMMISSION           (IRS EMPLOYER
          INCORPORATION)                  FILE NUMBER)       IDENTIFICATION NO.)

             PRUDENTIAL TOWER BUILDING, BOSTON, MASSACHUSETTS 02199
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (617) 421-7000

ITEM 5. OTHER EVENTS

      In order to furnish certain exhibits for incorporation by reference into the Registration Statement on Form S-3 of The Gillette Company previously filed with the Securities and Exchange Commission (File No. 333-101112), which Registration Statement was declared effective by the Commission on November 15, 2002, The Gillette Company is filing a Terms Agreement, dated as of March 4, 2003 (the "Underwriting Agreement"), between The Gillette Company and Morgan Stanley & Co. Incorporated and Banc One Capital Markets, Inc. as Exhibit 1.2 to such Registration Statement; and a Statement of Eligibility of Trustee on Form T-1 as Exhibit 25.1 to such Registration Statement.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c) EXHIBITS:

      1.2. Terms Agreement, dated as of March 4, 2003, by and between The Gillette Company and Morgan Stanley & Co. Incorporated and Banc One Capital Markets, Inc.

      25.1. Statement of Eligibility of Trustee on Form T-1

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       THE GILLETTE COMPANY

                                            /s/ Gail F. Sullivan
Date: March 7, 2003                   By: _____________________________________
                                           Name: Gail F. Sullivan
                                           Title: Vice President and Treasurer

                                  EXHIBIT INDEX

      The following designated exhibits are filed herewith:

      1.2. Terms Agreement, dated as of March 4, 2003, by and between The Gillette Company and Morgan Stanley & Co. Incorporated and Banc One Capital Markets, Inc.

      25.1. Statement of Eligibility of Trustee on Form T-1